UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009 (September 30, 2009)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:

•	Our ability to continue as a going concern;
•	Our ability to service current and future indebtedness and comply with the covenants related to the debt facilities or our ability to receive forbearance therefrom;
•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;
•	The market price of, and supply/demand balance for, oil and natural gas;
•	Our success in completing development and exploration activities, when and if we are able to resume those activities;
•	Expansion and other development trends of the oil and gas industry;
•	Acquisitions and other business opportunities that may be presented to and pursued by us;
•	Our ability to integrate our acquisitions into our company structure; and
•	Changes in laws and regulations.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of September 30, 2009, (the “Effective Date”), Teton Energy Corporation the “Company”) entered into a letter agreement (the “Letter Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent, and each of the financial institutions identified therein (hereinafter collectively referred to as the “Lenders”) amending the Third Amendment to the Second Amended and Restated Credit Agreement and Forbearance Agreement which was entered into effective as of August 26, 2009 (the “Third Amendment”).  All capitalized terms not defined herein shall have the meaning set forth in the Letter Agreement and Third Amendment incorporated by reference therein.

Under the terms of the Letter Agreement:

(a)           Section 2.1 of the Letter Agreement was amended by replacing each reference to “September 30, 2009” to “October 16, 2009” so that the amended Section reads as follows:

“2.1 Forbearance. Upon and subject to the terms and conditions hereof, the Administrative Agent and the Lenders agree to forbear from exercising their rights and remedies as a result of the Specified Defaults [the Company’s failure to repay the Borrowing Base Deficiency of $8,484,296 on August 25, 2009] under the Loan Documents, including any rights or remedies arising thereunder pursuant to applicable law, to (i) accelerate the outstanding principal balance of the Loans and (ii) commence foreclosure proceedings under the Security Instruments, during the period from the Amendment Effective Date to and including the earlier of (a) the occurrence of any Default or Event of Default other than the Specified Defaults, or (b) 5:00 p.m., October 16, 2009 (Dallas, Texas time) (the “Forbearance Period”). Upon the earlier of the occurrence of any Default or Event of Default other than the Specified Defaults, or October 16, 2009, the Administrative Agent’s and the Lenders’ agreement herein to forbear from exercising such rights and remedies available to them shall immediately terminate, and the Administrative Agent and the Lenders shall immediately be entitled to exercise any and all rights and remedies available to them, individually or collectively, under the Loan Documents, at law or in equity or otherwise, including, without limitation, the right (without prior notice or opportunity to cure of any kind) to accelerate the Loans, exercise rights of offset over all accounts of the Borrower and its Subsidiaries, commence foreclosure proceedings and/or seek the appointment of a receiver.”

The Company, from time to time, enters into commodity hedge agreements to mitigate a portion of the potential exposure to adverse market changes in the prices of oil and natural gas, with JPMorgan Chase. There are no other material relationships between the Company or its affiliates and JPMorgan Chase or the lenders, other than in respect to the Third Amendment, as amended.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the definitive transaction document, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 8.01  Other Events.

The Company is also reporting that the forbearance period related to the interest payment due on the Company’s outstanding 10.75% Senior Secured Convertible Debentures (the “Debentures”) has been extended through and including October 16, 2009.

The Company intends to continue to work with the holders of the Debentures towards a more permanent solution, however, there can be no assurance that the Company will be successful in doing so, in which case the Company may, among other options, be required to seek protection under the United States Bankruptcy Code.

Item 9.01  Financial Statements and Exhibits

(a) Financial statements of businesses acquired

n/a

(b) Pro forma financial information

n/a

(c) Shell company transactions

n/a

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement amending Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: October 2, 2009	TETON ENERGY CORPORATION

	By:	/s/ Jonathan Bloomfield
Jonathan Bloomfield Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement amending Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.